Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)

Supplement Dated November 28, 2020 to the
Summary Prospectus dated November 28, 2020

Effective at the close of business on December 31, 2020, Mr. Charles T. Akre, Jr. will be stepping down as a Portfolio Manager of the Fund. Messrs. John H. Neff and Chris Cerrone will continue to serve as Portfolio Managers of the Fund going forward.

Accordingly, the following information is included as part of the Management table on page 8 of the Fund’s summary prospectus until January 1, 2021.

Management

Investment Advisor	Portfolio Managers
Akre Capital Management, LLC	Charles T. Akre, Jr., Managing Member of the Advisor. Has managed the Fund since inception (2009).

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Please retain this supplement for your reference.